UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2025
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Vaxcyte, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	01-39323	46-4233385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Industrial Road Suite 300 San Carlos , California		94070
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 837-0111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCVX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to Executive Change in Control and Severance Agreements
On December 18, 2025, Vaxcyte, Inc. (the “Company”) amended existing Executive Change in Control and Severance Agreements (the “Severance Agreements”) with (i) Grant Pickering, Chief Executive Officer and member of the Company’s Board of Directors, dated as of June 12, 2020, (ii) Andrew Guggenhime, President and Chief Financial Officer, dated as of June 12, 2020, (iii) Jim Wassil, Executive Vice President and Chief Operating Officer, dated as of June 12, 2020, and (iv) Harpreet Dhaliwal, Chief Technical Operations Officer, dated as of October 21, 2021 (such executives, the “Executives,” and such amendments, the “Severance Agreement Amendments”). The Company and the Executives entered into the Severance Agreement Amendments following approval by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company. In approving the Severance Agreement Amendments, the Compensation Committee, in connection with its standard annual compensation review and planning process, determined that it was in the best interests of the Company and its stockholders to adjust certain compensation severance components in the Severance Agreements to better align with peer group levels. All capitalized terms in this Current Report on Form 8-K shall have the meanings ascribed to them in the Severance Agreements, except as otherwise defined herein.
The Severance Agreement Amendments provide that, effective December 31, 2025, (i) the base salary severance multiplier and COBRA severance multiplier in the event of a Qualifying Termination will be increased to (a) 1.5x for Mr. Pickering, from 1.0x, and (b) 1.0x for Messrs. Guggenhime, Wassil and Dhaliwal, from 0.75x in the case of Messrs. Guggenhime and Wassil, and from 0.5x, in the case of Mr. Dhaliwal; and (ii) the base salary severance multiplier, target annual bonus severance multiplier and COBRA severance multiplier in the event of a CIC Qualifying Termination will be increased to (a) 2.0x for Mr. Pickering, from 1.5x, and (b) 1.5x for Messrs. Guggenhime, Wassil and Dhaliwal, from 1.0x in the case of Messrs. Guggenhime and Wassil, and from 0.75x, in the case of Mr. Dhaliwal.
The foregoing description of the terms of the Severance Agreement Amendments does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete text of the Form of Severance Agreement Amendment, a copy of which is filed as Exhibit 10.1 herewith and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Amendment to Executive Change in Control and Severance Agreements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VAXCYTE, INC.

Date: December 19, 2025	By:	/s/ Andrew Guggenhime
Andrew Guggenhime President and Chief Financial Officer